Securities Act Registration No. 33-37426 Investment Company Act Reg. No. 811-6194

SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 25 and/or	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 26	[X]

(Check appropriate box or boxes.)

THE CHACONIA INCOME AND GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)

Chaconia Income and Growth Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(ZIP Code)

(800) 368-3322
(Registrant's Telephone Number, including Area Code)

The Corporation Trust Company 32 South Street Baltimore, MD 21202	Copy to: Richard L. Teigen., Esq. Foley & Lardner LLP 777 East Wisconsin Avenue, Suite 3700 Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2005 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
April 29, 2005

CHACONIA
Income & Growth Fund
[LOGO]

Sponsored by:
Trinidad & Tobago Unit Trust Corporation

P R O S P E C T U S
April 29, 2005

Chaconia Income & Growth Fund

The Chaconia Income & Growth Fund, otherwise known as the “Chaconia I&G Fund” or the “Fund,” is a mutual fund seeking high current income and capital appreciation by investing mainly in U.S. Government securities and equity securities of U.S., Canada, Great Britain and Trinidad and Tobago companies.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

Chaconia Income &Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
1-800-368-3322 (U.S.)
1-868-624-8648 (non U.S. residents)
http://www.ttutc.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Trinidad and Tobago Securities and Exchange Commission has not in any way evaluated the merits of the securities offered hereunder and any representation to the contrary is an offence.

CHACONIA INCOME AND GROWTH FUND, INC. SUPPLEMENT TO PROSPECTUS
For the CHACONIA INCOME AND GROWTH FUND ADDENDUM TO PROSPECTUS
For Investors use in Trinidad and Tobago

(1)	(i)	This distribution is being made by a foreign mutual fund pursuant to disclosure documents prepared in accordance with foreign securities laws. Purchasers should be aware that these requirements may differ from those of Trinidad and Tobago.
(ii)	Certain of the directors and officers of the foreign mutual fund, and all of the experts named in the prospectus reside outside of Trinidad and Tobago. Substantially all of the assets of these persons and of the foreign mutual fund may be located outside of Trinidad and Tobago. The foreign mutual fund has appointed Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, #82 Independence Square, Port of Spain as its agent for Service of Process in Trinidad and Tobago. It may not be possible for investors to effect service of process within Trinidad and Tobago upon all of the directors and officers referred to above. It may also not be possible to enforce against the foreign mutual fund, its directors and officers, named in this prospectus judgments obtained in Trinidad and Tobago.
(iii)	Purchasers should also be aware that the experts responsible for any expertise statement, report or opinion in the prospectus have not submitted to the jurisdiction of Trinidad and Tobago and therefore it may not be possible for an investor to take legal proceedings against the experts in Trinidad and Tobago.
(iv)	The foreign mutual fund is incorporated or organized under the laws of a foreign jurisdiction and the rights and remedies available under Trinidad and Tobago law may not be available.

(2)	The foregoing together with the following documents incorporated herein by reference:
(i)	Certificate regarding use of the prospectus in Trinidad and Tobago
(ii)	Form of submission to Jurisdiction and Appointment of Agent for Services of Process for Mutual Funds
(iii)	Certificate regarding Appointment of Agent to distribute securities in Trinidad and Tobago
(iv)	Certificate of Compliance with securities legislation in the home jurisdiction

Which are filed with the Trinidad and Tobago Securities and Exchange Commission, constitutes full, true and plain disclosure of all material facts related to the securities being distributed by this prospectus

Dated:	Dated:
Signed:	Signed:
Eutrice Carrington - Vice President	Michael Alexander - Executive Director
Duly authorized representative of:	Duly authorized representative of:
Chaconia Income and Growth Fund	Trinidad & Tobago Unit Trust Corporation

Risk/Return Summary

What are the Goals of the Fund?

        The Chaconia I&G Fund is a mutual fund offered by Chaconia Income and Growth Fund, Inc. (the “Company”). The Company is an open-end, diversified investment company. The goal of the Fund is high current income and capital appreciation.

What are the Principal Investment Strategies of the Fund?

        The Fund seeks to meet its objective by investing its assets in:

•	U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities;

•	investment grade corporate bonds;

•	investment grade foreign government bonds;

•	equity securities of medium to large market capitalization U.S., Canadian, British and Trinidad and Tobago companies;

•	American Depositary Receipts;

•	certificates of deposit; and

•	other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation and money market funds.

        Under normal market conditions, the Fund will maintain a level of at least 15% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities.

        Regarding the debt securities portion of the portfolio, the Fund invests primarily in U.S. government and corporate fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)) or determined to be of comparable quality by the Fund’s manager. The Fund may also invest in foreign government bonds determined to be of comparable quality by the Fund’s manager.

        Regarding the equity securities portion of the portfolio, the Fund invests in equity securities of U.S. companies with market capitalization of more than $1 billion, including common stocks, preferred stocks, and convertible securities. The Fund may also invest in American Depositary Receipts (“ADRs”) and securities of foreign companies. ADRs are equity securities trading on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

        The Fund selects equity securities of companies that the Fund’s portfolio manager believes are undervalued based on the current price relative to the long-term prospects of the company. The Fund’s manager also considers a company’s actual and prospective earnings, return on equity and assets to liabilities ratio when selecting stock.

        The Fund may also invest a limited amount in other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation. The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981. The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities and fixed income securities of Trinidad and Tobago corporations and in Trinidad and Tobago government securities.

        Temporary Investments: In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions allowing it to invest up to 100% of its total assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Fund will be not able to achieve its investment objective to the extent that it invests in cash, money market instruments or other defensive instruments. When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

        Portfolio Turnover Rate: The Fund does not attempt to achieve its investment objectives by frequent trading of securities. However, the Fund’s turnover may increase due to economic, market or other factors that are not within the control of the Fund’s management. It is expected that under normal market conditions, the annual portfolio turnover rate for the Fund will not exceed 100%. High rates of portfolio turnover entail certain costs, including increased taxable income for the Fund’s shareholders. In general, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. This, in turn, may have the effect of reducing the Fund’s overall performance.

        Disclosure of Portfolio Holdings: A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

What are the Principal Risks of Investing in the Fund?

        The Fund is a suitable investment for investors with long-term investment goals. Like all mutual funds, investing in the Fund involves certain risks, which may cause you to lose money. These risks include:

•	Stock Market Risk: Funds with equity portfolios are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. The Fund’s focus on medium to large capitalization stocks and value-style of investing subject it to the risk that its performance may be lower than that of other types of funds with equity portfolios that focus on other types of stocks (such as small cap) or that have a broader investment style (such as growth or general market). The Fund is also subject to the risk that medium to large capitalization and/or value stocks may under-perform other segments of the equity market or the equity market as a whole. In general, the prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks may be steep, sudden and/or prolonged.

•	Securities Selection Risk: The portfolio securities held by the Fund may decline in value or not increase in value when the market in general is rising and may fail to meet the Fund’s investment objective.

•	Interest Rate Risk: The Fund may invest in debt securities. In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than do common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

•	Credit Risk: The Fund may invest in debt securities not backed by the full faith and credit of the United States. The issuers of such bonds and other debt securities may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

•	Currency Risk: Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The value of the Fund may go up and down as the value of the dollar rises and falls compared to a foreign currency.

•	Liquidity Risk: Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, which means that the foreign market may have less liquidity. Lower liquidity in a foreign market can affect the Fund’s ability to purchase or sell blocks of securities and obtain the best price in the foreign market. This may cause the Fund to lose opportunities for favorable purchases or sales of investments. Because foreign markets trade at times and on days different than U.S. markets, the Fund’s value may change when an investor’s account cannot be accessed.

•	Foreign Investment Expense Risk: Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share. As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.

•	Foreign Political and Economic Risks: The degree of political and economic stability varies from country to country. If a country confiscates money from foreigners or takes over an industry, the Fund may lose some or all of any particular investment in that country. Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (e.g., inflation rate) which may affect the value of the Fund’s investment in any foreign country.

•	Governmental Regulation Risk: Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

•	Corporate Disclosure Standard Risk: Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

•	Prepayment Risk: The issuers of bonds and other debt securities held by the Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate. This will increase the average life of the security and make the security more sensitive to interest rate changes.

How has the Fund Performed?

        The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual return (before and after taxes) over various periods compares to the performance of the S&P 500 Index, the Lehman Brothers Government/Credit Bond Index and a blended index. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

Best Quarter:	June 30, 2003	12.17%
Worst Quarter:	June 30, 2002	-11.11%

Average Annual Total Returns (for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Return Before Taxes	6.88%	2.78%	5.23%
Fund Return After Taxes on Distributions (5)	6.87%	2.95%	3.41%
Fund Return After Taxes on Distributions and Sale of Fund Shares (5)	4.48%	2.45%	3.38%
S&P 500 Index (1)(4)	10.88%	2.30%	12.07%
Lehman Brothers Government/Credit Bond (2)(4)	4.19%	8.00%	7.80%
Blended Index (S&P 500 and Lehman Brothers
Government/Credit Bond) (3)(4)	8.87%	0.79%	10.79%

(1)  The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(2)  The Lehman Brothers Government/Credit Bond Index is a widely-recognized unmanaged index consisting of over 3,000 issues compiled by Lehman Brothers. Bonds in the index have an average maturity of approximately 7.71 years and are required to have a minimum maturity of at least one year. Securities are all investment grade and fixed rate.

(3)  The Blended Index consists of the S&P 500 (70%) and the Lehman Brothers Government/Credit Bond Index (30%).

(4)  Includes no deduction for fees, expenses or taxes.

(5)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

What are the Fund’s Fees and Expenses?

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Load
(as a percentage of original, purchase price or redemption proceeds, as applicable)	None
Maximum Sales Load imposed on Reinvested Dividends
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00% (2)
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees (3)	0.58%
Distribution (12b-1) Fees	0.50%
Other Expenses (4)	2.08%

Total Annual Fund Operating Expenses	3.16%

(1)	The Fund’s transfer agent charges a fee of $15.00 for wire redemptions.
(2)	The redemption fee only applies to shares held for less than 30 calendar days.
(3)	The management fee will vary depending upon the Fund’s average daily net assets. The management fee is equal to 0.75% on the first $10 million, 0.50% on the next $10 million and 0.25% over $20 million of the Fund’s average daily net assets. The management fee disclosed in the table is the management fee for the Fund’s last fiscal year.
(4)	Other expenses include: (i) custodian, transfer agency, and other customary Fund expenses not listed above; and (ii) shareholder servicing fees paid for services provided to the Fund’s Trinidad shareholders equaling up to 0.25% of the average daily net assets of the Fund’s shares.

Example

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
The Chaconia I&G Fund	$319	$974	$1,654	$3,467

        You would pay the same costs if you did not redeem your shares at the end of the specified periods.

Who Manages the Fund?

Investment Adviser

        On June 20, 2000, the shareholders of the Fund voted to approve a new investment management agreement with Earnest Partners, LLC (the “Manager”). The Manager, the investment adviser to the Fund, began managing the Fund’s assets on July 5, 2000 and manages the investment portfolio of the Fund. The Manager’s address is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia, 30309. As of December 31, 2004, the Manager had approximately $13 billion in assets under management, including mutual funds and privately managed accounts. The Fund pays the Manager an annual investment advisory fee, based on quarterly net assets, equal to 0.75% on the first $10 million, 0.50% on the next $10 million and 0.25% over $20 million of the average net assets of the Fund. For the fiscal year 2004, the Fund paid the Manager an investment advisory fee equal to 0.58% of its average net assets.

Portfolio Manager

        The Manager manages the Fund’s assets using two specialized teams – an equity securities team and a fixed-income securities team. Paul Viera, the Chief Executive Officer of the Manager, is the lead portfolio manager for the Fund and is responsible for the day-to-day management of the equity securities in the Fund’s portfolio. Prior to founding the Manager in December 1998, Mr. Viera worked for INVESCO Capital Management, Inc., the Fund’s previous investment adviser, as a portfolio manager over several equity and fixed income portfolios, from 1991 to 1998. During that time, Mr. Viera also had the opportunity to serve as the portfolio manager of the Fund from 1995 to 1998. Mr. Viera holds a B.A. in Economics from the University of Michigan and a MBA in Finance from Harvard University. Doug Folk is the portfolio and research manager responsible for the day-to-day management of the fixed-income securities in the Fund’s portfolio. Mr. Folk has been a portfolio and research manager at the Manager since 1999. From 1996 to 1999, Mr. Folk was a portfolio manager at Investek Capital Management. Mr. Folk holds a B.A. from Millsaps College and a MBA from Millsaps’ Else School of Management. The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Board of Directors

        The Manager is subject to the authority of the Board of Directors. The Board of Directors is presently comprised of seven members, four of whom reside outside the United States in the Republic of Trinidad and Tobago. More details regarding the individual Directors and the duties of the Board of Directors can be found in the Statement of Additional Information.

        Under federal, state and particularly the Maryland General Corporation Law where the Company is incorporated, directors and officers of the Company must lawfully perform their fiduciary duties in managing the Company. As an investor of the Fund, you should be aware that you may not be able to effectively serve process on the Company’s nonresident directors and officers to enforce any civil liabilities under federal and state securities laws. The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Therefore, you may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

Counsel, Independent Registered Public Accounting Firm and Service Providers

        Foley & Lardner LLP has passed upon the validity of the issuance of shares of common stock of the Fund. PricewaterhouseCoopers LLP has been selected as independent registered public accounting firm for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, an affiliate of the Custodian, serves as the Fund’s administrator, transfer agent and fund accountant.

How are the Fund’s Shares Distributed?

Distributor

        Chaconia Financial Services, Inc., an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor for the shares of the Fund in the United States. Chaconia Financial Services, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.

Distribution Plan

        The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 to provide certain distribution activities and services for the Fund and its shareholders. The Fund may pay 0.50% per year of its average daily net assets for such distribution and service activities. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How is the Fund’s Share Price Determined?

        The price at which you purchase and redeem shares of the Fund is called the net asset value (“NAV”). The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is closed on holidays and weekends. The NAV is the value of the Fund’s assets, less its liabilities, divided by the number of shares outstanding of the Fund. The Fund will process purchase orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. Good order purchase or redemption requests received after the close of regular trading will be processed on the next day the NYSE is open. Each security owned by the Fund is valued at its last sale price or official closing price on the date as of which assets are valued. If market quotations are not available, the FUND will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.

How do You Purchase Shares of the Fund?

        To open an account, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts and IRAs	$250	$100

Good Order Purchase Requests

        When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•	the name of the Fund: Chaconia Income & Growth Fund

•	the dollar amount of shares to be purchased

•	account application form or investment stub

•	check payable to the Chaconia Income & Growth Fund

Methods of Buying

Through a broker/dealer organization	You can purchase shares of the Fund through any broker-dealer organization that has an agreement with Chaconia Financial Services, Inc., the Fund's distributor in the United States. The broker-dealer organization is responsible for sending your purchase order to the Fund's transfer agent. In order to receive the next computed NAV, the broker must receive your purchase order in good order by 4:00 p.m. Eastern Time. Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail	You can purchase shares of the Fund through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to "Chaconia Income & Growth Fund." If your check is returned for any reason, a $25 fee will be assessed against your account. You will be responsible for any losses suffered by the Fund as a result.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amount of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

Regular Mail	Overnight Delivery
Chaconia Income & Growth Fund	Chaconia Income & Growth Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number (or its equivalent for foreign investors) and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

By telephone	To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Fund toll free at 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. Each telephone purchases must be $100 or more. Shares will be purchased on your account on the day your order is received. For security reasons, requests by telephone will be recorded.

By wire	If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A. 777 East Wisconsin Avenue Milwaukee, WI 53202 ABA #: 075000022 Credit: U.S. Bancorp Fund Services, LLC Account #: 112-952-137
Further Credit:	Chaconia Income & Growth Fund (your name or the title on the account) (your account #)

For subsequent investments by wire, please contact the Transfer Agent in advance of sending your funds, to advise them of your intent to wire. This will ensure prompt and accurate credit upon receipt of your wire.

Through an automatic investment plan	Once your account has been opened, you may purchase shares of the Fund through an Automatic Investment Plan ("AIP"). You can have money automatically transferred from your checking or savings account. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an AIP can be made by telephone at 1-800-368-3320 (or 1-868-624-8648 for non-U.S. residents) or in writing, at least 5 days prior to the effective date.

How do You Sell Shares of the Fund?

Methods of Selling

Through a broker/dealer organization	If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization. The organization is responsible for sending your redemption order to the Fund's transfer agent on a timely basis. Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail	If you purchased your shares through the Fund's transfer agent, you should send your written redemption request to the address below. Your request should contain the Fund's name, your account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all account holders sign the letter. Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).

Regular Mail	Overnight Delivery
Chaconia Income & Growth Fund	Chaconia Income & Growth Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account
•	When redemption proceeds are sent to a different address than that registered on the account
•	If the proceeds are to be made payable to someone other than the account's owner(s)
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record
•	If a change of address request has been received by the transfer agent within the last 15 days
•	For all redemptions of $50,000 or more from any shareholder account

A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone	If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing to the Fund's transfer agent) you may redeem shares in any amount, but not less than $100 by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents). Redemption proceeds will be sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your fund account. There is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in 2-3 business days. A signature guarantee is required of all shareholders to change or add telephone redemption privileges after your account is open. For security reasons, requests by telephone will be recorded.

By wire	To redeem shares by wire, call the Fund at 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The transfer agent charges $15 for a domestic outgoing wire fee and $30 for an international outgoing wire fee.

When Redemption Proceeds are Sent to You

        Your shares will be redeemed at the NAV next determined after the transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

        All requests received in good order by the transfer agent before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will normally be wired to the bank you indicate or mailed on the following day to the address of record.

        If you purchase shares using a check and soon after request a redemption, the Fund’s transfer agent will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 calendar days from the purchase date).

        The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder. The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Redemption Requests in Good Order

        When making a redemption request, make sure your request is in good order. “Good order” means your letter of instruction includes:

•	the name of the Fund: Chaconia Income & Growth Fund

•	the dollar amount or the number of shares to be redeemed

•	signatures of all registered shareholders exactly as the shares are registered

•	the account number

        Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Accounts with Low Balances

        Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $250 requesting that you bring the account back up to $250 or close it out. If you do not respond to the request within 30 days, the Fund may close the account on your behalf and send you the proceeds.

Share Certificates

        If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered. Send the endorsed certificate (or executed stock power) together with your redemption request made in good order to the above address.

What About Dividend and Capital Gain Distributions?

        The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis. Unless you elect otherwise, dividend and capital gains distributions will be paid in additional shares of the Fund. You may elect to receive dividends and distributions by notifying the Fund in writing. You may make this election on the Account Application. You may change your election by writing to the Fund’s transfer agent or by calling 1-800-368-3322. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

        If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

What About Frequent Purchases and Redemptions of Fund Shares?

        Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund’s Board of Directors is committed to protecting long-term shareholders against market timing and has adopted a policy to discourage excessive trading (collectively, the “market timing policy”). The market timing policy does not apply to the Fund’s systematic withdrawal plan.

        In order to deter market timers and excessive trading, the Fund imposes a 2.00% redemption fee on the value of shares redeemed less than thirty (30) calendar days after the date of purchase. Any proceeds of the fee will be paid to the Fund. In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

        Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

        While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

        If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

What About Taxes?

        The Fund intends to qualify and elects to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund will generally be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders. Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

        A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

        Distributions from investment company taxable income are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to shareholders at the lower rate applicable to dividend income). Distributions of net capital gains designated by the Fund as capital gains dividends are taxable as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income, dividend income or capital gains will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive such distributions in cash. Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

        By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

        The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes. Paying foreign withholding taxes may reduce the net amount of income paid to a Fund and the amount available for distribution to the Fund’s shareholders.

Financial Highlights

        The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

The Chaconia Income & Growth Fund

	For the Years Ended December 31,
	2004		2003			2002	2001	2000
Net asset value, beginning of year	$9.80			$8.02		$9.75	$10.57	$12.34
Income from Investment Operations:
Net investment income (loss)	(0.06	(1)	) (2)	(0.10	) (1)	0.03 (1)	0.02 (1)	0.07
Net realized and unrealized gain (loss)
on investments	0.73			1.92		(1.70)	(0.80)	(1.77)
Total from investment operations	0.67			1.82		(1.67)	(0.78)	(1.70)
Less distributions:
From net investment income	(0.00	) (2)		(0.04)		(0.06)	(0.04)	(0.07)
From net realized gains	--			--		--	--	--
Total distributions	(0.00)			(0.04)		(0.06)	(0.04)	(0.07)

Net asset value, end of year	$10.47			$9.80		$8.02	$9.75	$10.57

Total return	6.88%			22.71%		(17.15)%	(7.33)%	(13.76)%
Supplemental data and ratios:
Net assets, end of period (000s)	$22,215			$22,799		$20,637	$30,235	$43,260
Ratios to average net assets:
Expenses	3.16%			3.93%		3.40%	2.91%	1.94%
Net investment income	(0.44)%			(0.98)%		0.36%	0.19%	0.54%
Portfolio turnover rate	21.25%			13.70%		16.36%	19.65%	62.44%

(1)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2)	Amount is less than $.01.

THE CHACONIA INCOME AND
GROWTH FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the Prospectus*

Investment Adviser
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia 30309

Distributor
Chaconia Financial Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

        To learn more about the Fund you may want to read the Statement of Additional Information (or “SAI”) dated April 29, 2005, which contains additional information about the Fund. The Fund’s SAI is incorporated by reference into this Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Fund’s investments by reading the annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

        The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-368-3322.

        Prospective investors and shareholders who have questions about the Funds may call the above number, write to the address below, or visit our website also shown below:

Chaconia Income & Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, WI 53202 www.ttutc.com

        The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Chaconia Income & Growth Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102. Please refer to the Securities Act and Investment Company Act File Nos. 33-37426 and 811-06194 when seeking information about the Chaconia Income & Growth Fund from the Securities and Exchange Commission.

1940 Act File No. 811-06194

STATEMENT OF ADDITIONAL INFORMATION
April 29, 2005

THE CHACONIA INCOME AND GROWTH FUND, INC.

The Chaconia Income & Growth Fund

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Chaconia Income & Growth Fund dated April 29, 2005. Requests for copies of the prospectus should be made in writing or by calling the below address or telephone number.

        The financial statements are incorporated by reference from the Annual Report dated December 31, 2004 (File Nos. 33-37426 and 811-06194), as filed with the Securities and Exchange Commission (“SEC”) on March 11, 2005. Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322.

CHACONIA INCOME &GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI 53202
1-800-368-3322

THE CHACONIA INCOME & GROWTH FUND

GENERAL INFORMATION AND HISTORY

        The Chaconia Income and Growth Fund, Inc. (the “Company” or “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Company is a Maryland corporation, incorporated on October 24, 1990. The Company currently consists of two series: Chaconia Income & Growth Fund (the “Fund”) and the Chaconia ACS Fund. (The Chaconia ACS Fund has not yet commenced operations.)

Description of Shares, Voting Rights and Liabilities

        The Company’s capital stock consists of a single class of common stock, which is divisible into an unlimited number of series or classes. Each Fund of the Company represents a separate series of common stock. The authorized capital stock consists of 10,000,000 shares of common stock, of which 8,000,000 are allocated to the Fund and 2,000,000 are allocated to the Chaconia ACS Fund. The Company’s Board of Directors is authorized to divide the unissued shares into one or more additional classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class or series.

        Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

        There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

        The shares have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company does not usually issue certificates evidencing the Fund’s shares.

        The Company is not required to hold annual meetings of shareholders. Special meetings of shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Company’s outstanding shares. The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that shareholders will receive communication assistance in connection with calling such a meeting. At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

Shareholder Approval

        Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval.

        Pursuant to the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation. The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

        The Fund has adopted the following investment restrictions, which are matters of fundamental policy. The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

        The Fund may not:

        1.     Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

        2.     Make short sales of securities or maintain a short position and may not purchase or write options on securities, indices, foreign currencies or futures.

        3.     Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (not including the amount borrowed) and will not purchase securities while borrowings in excess of 5% of the value of its total assets are outstanding.

        4.     Buy or sell commodities or commodity contracts including futures contracts or buy or sell real estate or interests in real estate (although it may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

        5.     Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies).

        6.     Make investments for the purpose of exercising control or management.

        7.     Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios), exclusive of purchases of restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) if such purchases at the time thereof would not cause more than 15% of the value of the Fund’s net assets to be invested in all such restricted or illiquid assets.

        8.     Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.

        The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

        The Fund may not:

        1.     Invest more than 15% of its net assets in (i) securities which are restricted or for which market quotations are not readily available; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days.

        2.     Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

        3.     Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        4.     Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange).

        5.     Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

        6.     Invest in real estate limited partnerships, or oil, gas and other mineral leases.

        As a general rule, the percentage limitation referred to in these restrictions apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

INVESTMENT CONSIDERATIONS

        The Fund is an open-end, diversified investment company. As a diversified investment company, the Fund will not violate any of the above investment restrictions and will meet the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry. As detailed in the Prospectus, the Fund’s investment objective is to produce high current income and capital appreciation and current income. The Fund’s investment objectives are fundamental objectives and therefore may not be changed without the approval of shareholders.

        The following paragraphs provide a more detailed description of the investment policies and risks of the Fund than identified in the Fund’s Prospectus. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Company’s Board of Directors.

Common and Preferred Stock

        Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Foreign Equities

        The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

        The Fund may invest in foreign securities directly, or through American Depositary Receipts (“ADRs”) or other forms of depositary receipts, such as Global Depositary Receipts and European Depositary Receipts. Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities, as well as securities of issuers that have significant operations or assets outside of the U.S., involve certain inherent risks generally associated with investments in foreign securities, including the following:

        Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

        Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency. Such changes will also affect the Fund to the extent it is invested in ADRs comprised of foreign securities.

        Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and that may ultimately be available for distribution to the Fund’s shareholders.

Securities Subject to Reorganization

        The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.

Debt Securities

        The Fund may invest in debt securities, including those convertible into common stocks. Debt purchased by the Fund, will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by S&P, or Baa or higher by Moody’s. Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody’s. Securities rated Baa by Moody’s are considered by Moody’s to be medium-grade securities and have adequate capacity to pay principal and interest. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Securities rated B are referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. See “Appendix” to this Statement of Additional Information for a description of debt security ratings.

        Debt Securities Ratings. The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

        The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

        Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The managers will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see the Appendix.

Warrants and Rights

        The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights that are not listed on the New York or American Stock Exchange. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

When Issued, Delayed Delivery Securities and Forward Commitments

        The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Borrowing

        The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose, including redemptions, may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s total assets after giving effect to the borrowing. The Fund’s investment manager will not purchase securities when borrowings exceed 5% of total assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Loans of Portfolio Securities

        To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

U.S. Government Securities

        The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

        The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities’ yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund’s shares. These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

The Schemes of the Trinidad and Tobago Unit Trust Corporation

        The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981). The Unit Trust Corporation’s main office is located in the City of Port-of-Spain, Trinidad. The Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, merchant banking, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago. The affairs of the Unit Trust Corporation are managed by a separate and distinct board of directors.

        The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act managed by the Unit Trust Corporation. The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of December 31, 2004, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of approximately $1.78 billion (U.S. dollars) under management and approximately 511,461 unitholders. The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.

        The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of the Fund’s total assets may be used to purchase any securities of investment companies. The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company. As of December 31, 2004, the Fund owned approximately 0.21% of the value of the total assets of the First Unit Scheme of the Trinidad and Tobago Unit Trust Corporation.

Temporary Investments

        Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of other portfolio securities for which suitable investments consistent with the Fund’s investment objectives are not immediately available. In that case, the Fund may have such monies invested in cash or cash equivalents. In addition, the Fund is permitted, but does not normally intend to maintain all or a portion of its assets in cash or cash equivalents for temporary defensive purposes during abnormal market conditions. To earn income on this portion of their assets, the Fund may invest in “money market instruments,” a term that includes, among other things, U.S. government obligations, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are also used to help meet anticipated redemption requests or if other suitable securities are unavailable. The Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the managers believe changes in economic, financial or political conditions make it advisable.

        Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Investments in money market obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

        Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor’s, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the managers at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

        The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the manager deems the investment to involve minimal credit risk.

Portfolio Turnover

        Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The portfolio turnover rates for the fiscal years 2004 and 2003 were as follows:

	2004	2003
Portfolio Turnover Rate	21.25%	13.70%

Disclosure of Portfolio Holdings

        The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund is required by the Securities and Exchange Commission to file its complete portfolio holdings schedule with the Commission on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

        The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Fund’s investment adviser, provided that the service is related to the investment advisory services that the adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•	to the Fund's auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

        Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

        Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure. The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

        It is the Fund’s policy that neither the Fund, the Manager nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

DIRECTORS AND OFFICERS

        The overall management of the business and affairs of the Company is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it. The day-to-day operations of the Company are delegated to its officers, subject to the investment objectives and policies of the Company and to general supervision by the Board of Directors.

        The Board of Directors is presently comprised of seven members, four of whom reside outside the United States. Directors Clarry Benn, Michael Alexander, Gayle-Daniel Worrell and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Clarry Benn serves as Chair of the Board of Directors.

        The Maryland General Corporation Law subjects all directors and officers of the Company to fiduciary duties for the lawful management of the Company’s organization and operation, including federal and state securities laws. Investors in the Fund may not be able to effect service of process within the United States upon the Company’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Company has appointed an agent for service of process in the states where the Company has registered its securities for offer and sale.

        The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

        The names of each director and officer of the Company, their business addresses, positions held with registrant, length of term served, principal occupations during the past five years and other directorships held by each director are listed on the table below.

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Directors	Other Directorships Held by Director

Non-interested Persons

Clarry Benn	Independent	Indefinite, until	Retired, 2-04 to present;	1	None
Age: 62	Director and	successor elected	Executive Director of Trinidad
c/o Trinidad and Tobago	Chairman		and Tobago Unit Trust
Unit Trust Corporation		Since 1994	Corporation, 9-96 to
82 Independence Square			2-04; President and
Port-of-Spain			Director, Chaconia Financial
Trinidad and Tobago,			Services, Inc., 12-97 to
West Indies			2-04; President and Director,
West Indies			Chaconia Fund Services, Inc.,
12-97 to 2-04.

Dr. John A. Cole	Independent	Indefinite, until	Dean of the School of	1	None
Age: 58	Director	successor elected	Professional Programs, 8-98 to
400 Chimney Hill Road			Present, Benedict College.
Columbia, SC 29209		Since 1994

Dr. Roosevelt J. Williams Age: 62 Cipriani College of Labour and Cooperative Studies Churchill Roosevelt Highway Valsayn, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected Since 1994	Director, Cipriani College of Labour and Cooperative Studies, 8-97 to Present.	1	None

Dr. Anthony T. Bryan Age: 66 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Independent Director	Indefinite, until successor elected Since 2002	Professor at University of Miami, 9-92 to Present.	1	None

Nigel L. Scott Age: 64 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Independent Director	Indefinite, until successor elected Since 2003	Attorney, Scott, Yallery-Arthur, 1975 to present.	1	None

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in the Fund Complex Overseen by the Directors	Other Directorships Held by Director

Interested Persons

Michael Alexander* Age: 58 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Director and President	Indefinite, until successor elected Since 2003	Executive Director, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; President, UTC Financial Services, Ltd., 6-03 to present; Executive Manager of Investments, Financial and Trust Accounting, Trinidad and Tobago Unit Trust Corporation, 1998 to 6-03.	1	Chaconia Fund Services, Inc.

Gayle Daniel-Worrell* Age: 44 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Director, Vice President and Secretary	Indefinite, until successor elected Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to Present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04.	1	Chaconia Financial Services, Inc. and Chaconia Fund Services, Inc.

Eutrice Carrington* Age: 53 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Vice President and Treasurer	Indefinite, until successor elected Since 2003	Vice President, Asset
Management Services, Trinidad
and Tobago Unit Trust
Corporation, 6-04 to present;
Investment Manager, Trinidad
and Tobago Unit Trust
Corporation, 8-99 to
6-04; Investment Analyst,
			4-96 to 8-99.	N/A	N/A

Larry Olton* Age: Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	Chief Compliance Officer	Indefinite, until successor elected Since 2004	President, Chaconia Financial Services, Inc., 2002 to present; Assistant Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 04-01 to 01-05.	N/A	N/A

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, Chaconia Financial Services, Inc.

        The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Dr. John A. Cole, Dr. Anthony T. Bryan and Dr. Roosevelt J. Williams are the members of the Audit Committee and the Nominating Committee.

        The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors. The Audit Committee held two meetings during the fiscal year 2004.

        The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund. The Nominating Committee did not meet during the fiscal year 2004. The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.

        The Board of Directors has no other committees.

        The Company pays each director $500 per quarter, regardless of the number of board meetings held and/or attended. Directors also are reimbursed by the Company for any expenses incurred in connection with attendance at the meetings. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2004:

COMPENSATION TABLE

Name of Person	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Directors
Non-interested Persons
Clarry Benn	$2,000	$0	$0	$2,000
Dr. John A. Cole	$2,000	$0	$0	$2,000
Dr. Roosevelt J. Williams	$2,000	$0	$0	$2,000
Dr. Anthony T. Bryan	$2,000	$0	$0	$2,000
Nigel L. Scott	$2,000	$0	$0	$2,000
Interested Persons
Michael Alexander*	$2,000	$0	$0	$2,000
Gayle Daniel-Worrell *	$2,000	$0	$0	$2,000

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, Chaconia Financial Services, Inc.

OWNERSHIP OF MANAGEMENT

        As of March 31, 2005, all directors and officers of the Company as a group owned approximately 8,556 shares or 0.42% of the Fund's outstanding shares.

        The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2004:

Name of Director	Dollar Range of Equity Securities in the Fund
Non-interested Persons
Clarry Benn	$10,001 - $50,000
Dr. John A. Cole	$1 - $10,000
Dr. Roosevelt J. Williams	$10,001 - $50,000
Dr. Anthony T. Bryan	None
Nigel L. Scott	None
Interested Persons
Michael Alexander *	None
Gayle Daniel-Worrell *	None

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, Chaconia Financial Services, Inc.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        “Principal shareholders” are persons that beneficially or of record own 5% or more of the Fund’s outstanding shares. A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2005, the following are the principal shareholders or control persons of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Trinidad & Tobago Unit Trust Co.	134,996	6.58%	Record
UTC Financial Centre
82 Independence Square
Port of Spain
Trinidad & Tobago, W.I

FUND MANAGER AND ADMINISTRATOR

Fund Manager

        Subject to supervision by the Board of Directors, investment management services are provided to the Fund by Earnest Partners, LLC (the “Manager”) pursuant to an investment management agreement executed by the Fund on June 20, 2000 (“Management Contract”). The Manager began managing the Fund’s assets on July 5, 2000. Prior to that date, the Fund was managed by INVESCO Capital Management, Inc.

        The Manager is a Georgia limited liability company organized on December 22, 1997, and has been registered as an investment adviser with the SEC since January 12, 1999. The Manager is a wholly owned subsidiary of Earnest Holdings, LLC, a Delaware limited liability company. The principal executive office of Earnest Holdings, LLC is located at the same address as the Manager. As of December 31, 2004, the Manager had approximately $13 billion in assets under management. The Manager provides investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.

        Under the Management Contract, the Manager provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities and futures. The Manager also supervises all matters relating to the operation of the Fund and provides clerical staff, office space, equipment and services. As compensation for its services, the Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Fund’s average daily net assets. The following table indicates the advisory fees that the Fund paid during the last three fiscal year ends:

        Advisory Fees Paid to:

For Fiscal Year Ended:	Earnest Partners, LLC
December 31, 2004	$131,624
December 31, 2003	$128,477
December 31, 2002	$135,481

        Under the Management Contract, the Manager will not be liable to the Fund for any error of judgment by the Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        The Management Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Management Contract will remain in effect until terminated by either party. The Management Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 30 days’ written notice to the Manager. The Management Contract also may be terminated by the Manager on 30 days’ written notice to the Fund. The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).

        The Management Contract was approved by the shareholders on June 20, 2000. On February 4, 2005, the Board of Directors, by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Management Contract or any agreement related thereto, approved the continuation of the Management Contract. In approving the continuation, the Board of Directors considered a number of factors including, but not limited to, the following:

•	the performance of the Fund;

•	the Fund's expense ratio;

•	the nature and quality of the services offered by the Manager;

•	the reasonableness of the compensation payable to the Manager; and

•	the Manager's personnel.

        Based upon its review, the Board of Directors determined that the Manager had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further, the Board of Directors determined that, based on the services the Manger was required to render under the Management Contract, the compensation to be paid to the Manager was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interest of the Fund and its shareholders to continue the Management Contract with the Manager.

Portfolio Managers

        The sole investment adviser to the Fund is the Manager. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul Viera	4 $1.23 billion	2 $6.4 million	168 $10.4 billion	--	1 $2.2 million	7 $488.2 million
Doug Folk	1 $33.8 million	--	84 $2.9 billion	--	--	2 $187.3 million

        The portfolio managers of the Manager are often responsible for managing other accounts. The Manager typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2004.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Paul Viera	Salary	Earnest Partners	The partners of Earnest Partners determines Paul Viera’s salary on an annual basis, and it is a fixed amount throughout the year. His salary is not based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	401(k) Matching	Earnest Partners	Earnest Partners matches a portion of its employees’ 401(k) contributions.
Bonus	Earnest Partners	As part of Paul Viera’s compensation, he may receive a discretionary bonus, which may consist of profit sharing and/or deferred compensation. Bonuses are based on overall client satisfaction with respect to investment results and service. The partners of Earnest Partners determines the amount of the bonus, which is variable.

Doug Folk	Salary	Earnest Partners	The partners of Earnest Partners determines Doug Folk’s salary on an annual basis, and it is a fixed amount throughout the year. His salary is not based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	401(k) Matching	Earnest Partners	Earnest Partners matches a portion of its employees’ 401(k) contributions.
	Bonus	Earnest Partners	As part of Doug Folk’s compensation, he may receive a discretionary bonus, which may consist of profit sharing and/or deferred compensation. Bonuses are based on overall client satisfaction with respect to investment results and service. The partners of Earnest Partners determines the amount of the bonus, which is variable.

        The dollar range of shares of the Fund beneficially owned by the portfolio managers are set forth below:

Name	Dollar Range of Equity Securities in the Fund
Paul Viera	None
Doug Folk	None

Administrator

        Effective November 13, 2000, U.S. Bancorp Fund Services, LLC (the “Administrator”) located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator to the Fund pursuant to an agreement with the Fund (the “Administrative Services Agreement”). Pursuant to the Administrative Services Agreement, subject to the overall authority of the Board of Directors in accordance with Maryland law, the Administrator assists in the Fund’s administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the Fund’s operating expense budget. Prior to November 13, 2000, American Data Services (“ADS”) provided administrative services to the Fund. Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

        Administrative Fees Paid to:

Fiscal Year Ended	U.S. Bancorp Fund Services, LLC
December 31, 2004	$37,498
December 31, 2003	$40,859
December 31, 2002	$40,759

Custodian

        U.S. Bank N. A.,425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

CODE OF ETHICS

        The Company and the Fund’s principal underwriter have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. Also, the Fund’s Manager has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics prohibit, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING POLICY

        The Fund votes proxies in accordance with the Manager’s proxy voting policy. The Manager generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Manager believes will be most likely to increase the value of the security. In the event that a vote presents a conflict of interest between the interests of the Fund and the Manager, the Manager will disclose the conflict to the Board of Directors and utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist the Manager with the voting based on the best interest of the Fund and its shareholders. In the event an outside third party professional is not available, the Manager will seek advice from the Board of Directors with respect to voting the securities. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available, without charge, upon request, by calling (800) 368-3322, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISTRIBUTOR, DISTRIBUTION PLAN AND SERVICE FEES

Distributor

        Chaconia Financial Services, Inc. (the “Distributor”), an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor in the United States for shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) dated November 8, 2002, between the Company and the Distributor. The Agreement was approved by the Board of Directors on February 4, 2005. The Distributor is a broker-dealer and a member of the National Association of Securities Dealers, Inc. since July 24, 2002. Shares of the Fund are offered on a continuous basis. The Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Fund, will use its best efforts to distribute such shares. The Distributor’s address is Chaconia Financial Services, Inc., c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad.

Distribution Plan

        The Board of Directors has re-approved a Distribution Plan applicable to the Fund under Section 12(b) and Rule 12b-1 of the 1940 Act on February 20, 2004. Pursuant to the Plan, registered broker-dealers and others (“Qualified Recipients”) that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees not to exceed 0.50% for the Fund. In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services. The Fund will reimburse the Distributor and Qualified Recipients for these expenditures, including interest expenses and other overhead items, during a fiscal year of the Fund, up to a limit of 0.50 of 1% on an annual basis of the Fund’s average daily net assets, subject to compliance with guidelines adopted from time to time by the Board of Directors.

        No reimbursements under the Plan will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures.

The aggregate amount paid by the Fund for the fiscal year ended December 31, 2004 were as follows:
Gross 12b-1 Fees	$112,837
Advertising/Marketing	$106,395
Printing/Postage	$6,501

SHAREHOLDER SERVICING FEE

        The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation pursuant to which the Unit Trust Corporation provides certain shareholder services and maintenance of shareholder accounts for the Fund’s shareholders located in Trinidad and Tobago. As compensation for its services, the Unit Trust Corporation may receive a service fee not to exceed 0.25% of the Fund’s average daily net assets.

DETERMINATION OF NET ASSET VALUE

        The net asset value (or price) per share of the Fund’s shares will fluctuate and normally is determined as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Martin Luther King, Jr.‘s Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

        The net asset value (or price) per share is computed by dividing the total value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time. The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

        Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Short-term debt securities that mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.

        Following the calculation of security values in terms of currency in which the market quotation used is expressed (“local currency”), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent. The value of other property owned by the Fund shall be determined in a manner that, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

        Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities will be valued at fair value as determined in good faith according to procedures adopted by the Board of Directors.

        The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the Fund calculated the net asset value per share as of December 31, 2004 is as follows:

$ 22,215,016	=	$10.47
2,122,127

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

        The procedure for purchasing shares of the Fund is summarized in the prospectus under “How do You Purchase Shares of the Fund” and the procedure for redemption of shares is summarized in the prospectus under “How do You Sell Shares of the Fund.” Investors may now elect to purchase shares through the continuing automatic transfer plan as described in the prospectus.

        The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder. The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Manager shall select such registered broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers. The Manager is also authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Manager. The aggregate amount of brokerage commissions paid by the Fund during the fiscal years 2004, 2003 and 2002 were $6,462, $12,335 and $20,671, respectively.

        The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Manager’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

        The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Manager receives for brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

        The debt securities which will be the principal component of the Fund’s portfolio are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

        Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable. Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

        Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

Taxes

        The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities if the Fund did not qualify as a regulated investment company under Subchapter M. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund. The Fund has net capital loss carryovers as follows:

Net Capital loss carryovers

From Year	Amount	Expires Year

2001	$5,220,744	2009
2002	$413,845	2010
2003	$244,133	2011
2004	$1,112,247	2012

        The Fund intends to distribute at least 90% of its net investment income and net capital gains each fiscal year. Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

        Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

        The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding.

        The Transfer Agent is required to send shareholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to shareholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

ANTI-MONEY LAUNDERING PROGRAM

        The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

        As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

FINANCIAL STATEMENTS

        The financial statements for the Fund for the period January 1, 2004 through December 31, 2004 are incorporated herein by reference from the Fund’s Annual Report, as filed with the SEC on March 11, 2005. A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-368-3322.

APPENDIX
DESCRIPTION OF SECURITIES RATINGS

        Standard & Poor’s Corporation (“Standard & Poor’s”) Debt Ratings. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights;

        The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

        AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

        AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

        A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

        BBB — Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC — Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Moody’s Investors Service, Inc. (“Moody’s”) Bond Ratings.

        Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa — Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A — Bonds which are rate A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1.  This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.  Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3.  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Moody’s Preferred Stock Ratings

        aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P’s Preferred Stock Ratings

        AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

        Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CHACONIA INCOME AND GROWTH FUND, INC.
PART C
OTHER INFORMATION

Item 23. Exhibits.

(a)	Articles of Incorporation, as amended [3]

(b)	By-Laws, as amended [8]

(c)	None

(d)	Chaconia I&G Fund Investment Management Agreement between the Company and Earnest Partners, LLC [4]

(e)	None

(f)	None

(g)	Custody Agreement between the Company and U.S. Bank, N.A. (formerly Firstar Bank N.A.) [6]

(h)	(i)	Fund Accounting Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [6]
(ii)	Fund Administration Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [6]
(iii)	Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [6]

(i)	Opinion and Consent of Counsel – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	None

(l)	Subscription Agreement [1]

(m)	(i)	Distribution Plan [2]
(ii)	Distribution Agreement between the Company and Chaconia Financial Services, Inc. [7]

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Company and Chaconia Financial Services, Inc. [7]
(ii)	Code of Ethics of Earnest Partners, LLC [7]

(q)	Power of Attorney [9]

[1]	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto. Pre-Effective Amendment No. 2 was filed with the SEC on October 30, 1992.
[2]	Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed with the SEC on January 17, 1995.
[3]	Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 14 was filed with the SEC on November 30, 1998.

[4]	Previously filed as an exhibit to the Proxy Statement filed with the SEC on April 20, 2000 and incorporated by reference hereto.
[5]	Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed with the SEC on July 31, 2000.
[6]	Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 19 was filed with the SEC on February 7, 2001.
[7]	Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed with the SEC on April 29, 2003.
[8]	Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed with the SEC on April 28, 2004.
[9]	Previously filed as an exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed with the SEC on February 25, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant.

        None.

Item 25. Indemnification.

        The basic effect of the respective indemnification provisions of the Registrant’s Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Investment Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

        Besides serving as investment adviser to the Fund, the Adviser is currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement and to the Forms ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 27. Principal Underwriters.

        (a)   None.

        (b)   None.

        (c)    None.

Item 28. Location of Accounts and Records:

        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

Records Relating to:		Are located at:
(1)	Registrant's fund accounting	U.S. Bancorp Fund Services, LLC
	servicing agent, sub-administrator	615 East Michigan Street
	and transfer agent	Milwaukee, Wisconsin 53202

(2)	Registrant's investment advisers	Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia 30309

Chaconia Fund Services, Inc.
1000 Brickell Avenue, Suite 600
Miami, Florida 33131

(3)	Registrant's custodian	U.S. Bank, N.A.
425 E. Walnut Street
Cincinnati, OH 45202

Item 29. Management Services.

        Not Applicable

Item 30. Undertakings.

        Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of April, 2005.

THE CHACONIA INCOME AND GROWTH FUND, INC.
By:	/s/ Michael Alexander
Michael Alexander, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons representing all of the members of the Board of Directors on the date(s) indicated below.

NAME	TITLE	DATE
/s/ Clarry Benn*	Chairman and Director	April 27, 2005
Clarry Benn
/s/ Dr. John A. Cole*	Director	April 27, 2005
Dr. John A. Cole*
/s/ Dr. Roosevelt J. Williams*	Director	April 27, 2005
Dr. Roosevelt J. Williams
/s/ Dr. Anthony T. Bryan*	Director	April 27, 2005
Dr. Anthony T. Bryan
/s/ Nigel L. Scott*	Director	April 27, 2005
Nigel L. Scott
/s/ Michael Alexander*	Director	April 27, 2005
Michael Alexander
/s/ Gayle Daniel-Worrell	Director	April 27, 2005
Gayle Daniel-Worrell

*BY:	/s/ Gayle Daniel-Worrell
Attorney-in-fact

Exhibit Index
Pursuant to Securities Act Rule 483

Exhibit

(a)	Articles of Incorporation, as amended*

(b)	By-Laws, as amended*

(c)	None

(d)	Chaconia I&G Fund Investment Management Agreement between the Company and Earnest Partners, LLC*
(e)	None.

(f)	None

(g)	Custody Agreement between the Company and U.S. Bank N.A. (formerly Firstar Bank, N.A)*

(h)	(i)	Fund Accounting Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*
(ii)	Fund Administration Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*
(iii)	Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	None

(l)	Subscription Agreement*

(m)	(i)	Distribution Plan*
(ii)	Distribution Agreement between the Company and Chaconia Financial Services, Inc.*

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Company and Chaconia Financial Services, Inc.*
(ii)	Code of Ethics of Earnest Partners, LLC*

(q)	Power of Attorney*

*	Incorporated by reference.